UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2006

                          TRACEGUARD TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



           Nevada                  000-50329                     98-0370398
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

            330 Madison Avenue, 9th Floor, New York, New York 10017
              (Address of principal executive offices) (zip code)

                                (972) 545 331 221
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS.

      On February 2, 2006, the Board of Directors of TraceGuard Technologies, Inc. (the "Company") approved a change in its fiscal year so it will end December 31, rather than end at March 31. As a result, the Company will have a nine month transition period for the period from April 1, 2005 through December 31, 2005. The result of this transition period will be reported on Form 10-KSB.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRACEGUARD TECHNOLOGIES, INC.


Dated: February 6, 2006            By: /s/ Meir H. Zucker
                                       -----------------------------------------
                                   Name:  Meir H. Zucker
                                   Title: Chief Executive Officer and President


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